Other Liabilities	12 Months Ended
Dec. 31, 2021
Subclassifications of assets, liabilities and equities [abstract]
Other Liabilities

12. Other Liabilities
12.A Composition of Other Liabilities
Other liabilities consist of the following:

As at December 31,	2021	2020
Accounts payable(1)	$1,866	$2,438
Bank overdrafts and cash pooling	133	6
Repurchase agreements (Note 5)	2,324	2,208
Accrued expenses and taxes	4,265	3,723
Credit facilities(1)	441	338
Borrowed funds(2)	432	401
Accrued post-retirement benefit liability (Note 25)	528	625
Secured borrowings from mortgage securitization (Note 5)	2,007	1,912
Lease liabilities	850	864
Other financial liabilities (Note 5)(3)	1,810	1,136
Obligations for securities borrowing	51	—
Collateralized loan obligation (Note 5)	1,726	—
Deferred payments liability	330	382
Other	1,020	825
Total other liabilities	$17,783	$14,858

(1)    Reflects a change in presentation for our credit facility effective January 1, 2020. We have updated our prior period to reflect this change in presentation.
(2)    The change in Borrowed funds relates to net cash flow changes of $31 in 2021 ($81 in 2020) and foreign exchange rate movements of $nil in 2021 ($1 in 2020).
(3)    Comprises financial liabilities related to acquisitions, including put option liabilities and financial liabilities due to NCI.
Other financial liabilities include contingent consideration payments and obligations to purchase remaining outstanding shares of certain SLC Management subsidiaries. These amounts are initially measured at fair value. For obligations to purchase remaining outstanding shares, the fair value is based on the expected average EBITDA using multiples in accordance with contractual terms as described in Note 5.A.ii. During the year, these amounts were revised to reflect the change in expected cash flows, resulting in an increase in our liability of $187, which has been recognized in the Consolidated Statements of Operations.
12.B Borrowed Funds
Borrowed funds include the following:

As at December 31,	Currency of borrowing	Maturity	2021	2020
Encumbrances on real estate	Cdn. dollars	Current - 2033	$323	$292
Encumbrances on real estate	U.S. dollars	Current - 2020	109	109
Total borrowed funds			$432	$401

Interest expense for the borrowed funds was $22 and $22 for 2021 and 2020, respectively. The aggregate maturities of borrowed funds are included in Note 6.
12.C Senior Financing
On November 8, 2007, a structured entity consolidated by us issued a US$1,000 variable principal floating rate certificate (the "Certificate") to a financial institution (the "Lender"). At the same time, Sun Life Assurance Company of Canada-U.S. Operations Holdings, Inc. ("U.S. Holdings"), a subsidiary of SLF Inc., entered into an agreement with the Lender, pursuant to which U.S. Holdings will bear the ultimate obligation to repay the outstanding principal amount of the Certificate and be obligated to make quarterly interest payments at three-month LIBOR plus a fixed spread. SLF Inc. has fully guaranteed the obligation of U.S. Holdings. The structured entity issued additional certificates after the initial issuance, totaling to US$515.

As at September 30, 2020, we repaid the $2,020 (US$1,515) variable principal floating rate certificates to the Lender. Pursuant to the letter of understanding with the Lender, the Certificates have been repaid and all additional agreements have been terminated. The repayment was funded from sale of bonds, existing cash and other liquid assets, resulting in Net gains (losses) on available-for-sale assets of $282. As part of this transaction, we also unwound the fair value hedges related to the structure, which resulted in a loss of $342 in Interest and other investment income. For the year ended December 31, 2021, we recorded $nil of interest expense relating to this obligation ($28 in 2020).